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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 June 11, 2001
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                Date of Report (Date of earliest event reported)


                             CONSTELLATION 3D, INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                    0-28081                     13-4064492
        --------                    -------                     ----------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
   of incorporation)                                        Identification No.)



             805 Third Avenue, 14th Floor, New York, New York 10022

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             (Address of principal executive offices and zip code)


                                 (212) 308-3572
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              (Registrant's telephone number, including area code)


                          230 Park Avenue, Suite 453
                            New York, New York 10169

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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     A copy of the Press Release issued by Constellation 3D, Inc. on June 11, 2001 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     99.1  Press Release issued by Constellation 3D, Inc. on June 11, 2001.
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                                   Signatures
                                 --------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2001.

                              CONSTELLATION 3D, INC.


                              By:    /s/ Michael Goldberg
                              Name:  Michael Goldberg
                              Title: Chief Operating Officer (Interim)